UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011

Gulf Island Fabrication, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

583 Thompson Road, Houma, Louisiana	70363
(Address of principal executive offices)	(Zip Code)

(985) 872-2100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On September 28, 2011, Gulf Island Fabrication, Inc. issued a press release announcing that Kerry J. Chauvin, Chief Executive Officer and Robin A. Seibert, Chief Financial Officer, will present at the Johnson Rice Energy Conference.  The event will be held on October 3 – 6, 2011 at the Ritz Carlton Hotel located at 921 Canal Street in New Orleans.  A copy of the press release is attached.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated September 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Robin A. Seibert
Robin A. Seibert
Vice President – Finance,
Chief Financial Officer
and Treasurer

Dated:	September 28, 2011